UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2022
 _______________________
UNIVEST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
14 North Main Street, Souderton, Pennsylvania 18964
(Address of principal executive office)(Zip Code)
Registrant’s telephone number, including area code (215) 721-2400
Not applicable
(Former name or former address, if changed since last report)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, $5 par value	UVSP	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02	Results of Operations and Financial Condition
On October 26, 2022, Univest Financial Corporation (the “Corporation”), parent company of Univest Bank and Trust Co. (the "Bank"), issued a press release reporting 2022 third quarter earnings. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 26, 2022, the Corporation and the Bank (collectively, the “Employer”) entered into change in control agreements with each of Jeffrey M. Schweitzer, President and Chief Executive Officer of the Corporation and the Bank, Michael S. Keim, Senior Executive Vice President and Chief Operating Officer of the Corporation and President of the Bank, Brian J. Richardson, Senior Executive Vice President and Chief Financial Officer of the Corporation and the Bank, and Megan D. Santana, Senior Executive Vice President and Chief Risk Officer and General Counsel of the Corporation and the Bank (collectively, the “Agreements”).

The Agreements contain substantially similar terms that replace and supersede the change in control agreements previously entered into with the executives. The initial term of the Agreements ends on December 31, 2023. The term then automatically renews as of each January 1st for an additional year, unless either party provides the other with notice of non-renewal. However, if either the Corporation or the Bank enter into a transaction that would constitute a change in control, as defined in the Agreements, the term of the Agreements will automatically extend so that it ends no sooner than two years following the effective date of the change in control.

Under the Agreements, in the event that the executive’s employment is terminated within nine months prior to or one year subsequent to a “change in control” either by the Corporation for a reason other than “cause” (as defined in the Agreements) or by the executive after the occurrence of certain specified events constituting “good reason,” the Employer will pay the executive a lump-sum cash payment equal to the sum of (i) two times the executive’s highest annual base salary in effect at the time of the termination of employment for the current and two preceding calendar years and (ii) two times the executive’s average cash bonus paid for the current and two calendar years preceding termination of employment. In addition, the executive will receive continuing medical insurance benefits for two years, or a cash payment equal to the cost to obtain such benefits.

The specified events constituting “good reason” permitting an executive to terminate employment in connection with a change in control and receive payments or benefits under the Agreements include: (i) a material diminution in the executive’s authority, duties or other terms and conditions of employment; (ii) reassignment to a location greater than 25 miles from the executive’s office on the date of the change in control (unless closer to the executive’s residence); (iii) a material diminution in the executive’s base salary; (iv) a failure to provide the executive with certain employee benefits in effect at the time of the change in control; or (v) a material breach of the Agreement.

The Agreements contain non-competition and non-solicitation covenants, which apply six months following an executive's voluntary termination of employment during the term of the agreement (other than a voluntary termination for good reason following a change in control). If the executive terminates employment following a change in control and receives a payment under the agreement, the non-competition and non-solicitation covenants apply for a period mutually to be agreed to by the parties, which will be no less than six months nor exceed two years. In the event payments and benefits provided to the executive become subject to Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), and after considering the value of the non-competition and non-solicitation covenants, the payments will be reduced if the reduction would leave the executive financially better off on an after-tax basis than if the executive received the entire payment and was obligated to pay the excise tax under Section 4999 of the Code.

The foregoing description of the Agreements does not purport to be complete and it is qualified in its entirety by reference to the form of the change in control agreement attached hereto as Exhibit 10.1 of this Current Report on Form 8-K, and is incorporated by reference into this Item 5.02.

Item 8.01	Other Events
On October 26, 2022, the Corporation's Board of Directors approved an increase of 1,000,000 shares available for repurchase under the Corporation's share repurchase program, or approximately 3.4% of the outstanding shares of the

Corporation's common stock as of September 30, 2022. As of October 26, 2022, the Corporation had 229,174 shares available for repurchase under the Board approved share repurchase program announced in May 2015.

Item 9.01	Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits

Exhibit No.	Description of Document

10.1
Form of Change in Control Agreement, dated October 26, 2022, entered into between Univest Financial Corporation, Univest Bank and Trust Co. and each of Jeffrey M. Schweitzer, Michael S. Keim, Brian J. Richardson and Megan D. Santana.

99.1	Press release issued by Univest Financial Corporation on October 26, 2022

104	The cover page from the Corporation's Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Financial Corporation

By:	/s/ Brian J. Richardson
Name:	Brian J. Richardson
Title:	Senior Executive Vice President,
Chief Financial Officer
October 27, 2022

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1
Form of Change in Control Agreement, dated October 26, 2022, entered into between Univest Financial Corporation, Univest Bank and Trust Co. and each of Jeffrey M. Schweitzer, Michael S. Keim, Brian J. Richardson and Megan D. Santana.

99.1	Press release issued by Univest Financial Corporation on October 26, 2022

104	The cover page from the Corporation's Form 8-K, formatted in Inline XBRL